Exhibit 99.1

WATER NOW, INC. ANNOUNCES REVISED RECORD DATE AND SETS DATE FOR SPECIAL MEETING OF STOCKHOLDERS FOR SALE OF SUBSTANTIALLY ALL OF ITS ASSETS FOR $30.0 MILLION

Fort Worth, TX – September 29, 2020 – Water Now, Inc. (OTC QB: WTNW) today announced that the Special Meeting of Stockholders to, among other things, approve the sale of substantially all of its assets to RigMax H20, LLC for a total purchase price of $30.0 million in cash, subject to certain adjustments and credits, has been set for November 25, 2020. The meeting will be held at 10:00AM Central time at the offices of the company located at 5000 South Freeway, Suite 110, Fort Worth, Texas 76115.

Stockholders of record at the close of business on October 9, 2020 will be entitled to vote at the Special Meeting.

The sale is subject to certain customary closing conditions and approval from our stockholders. The transaction is targeted to close on the date of the Special Meeting of Shareholders.

About Water Now, Inc.

Water Now, Inc. headquartered in Fort Worth, Texas, is engaged in the business of providing water purification solutions. For additional information about Water Now, Inc., please visit our website at http://www.waternowinc.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding the anticipated dates for the closing of the asset sale transaction are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause the actual timing of the closing to vary from that stated or implied in this press release.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in Water Now’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that it files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, Water Now assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting related to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov.

Participants in Solicitation

Water Now, Inc. and its sole director and executive officer may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Water Now, Inc.’s participants is set forth in the preliminary proxy statement, as amended, filed August 31, 2020 with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Contact

David King, Chief Executive Officer

Water Now, Inc.

(817) 900-9184